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                                                                    Exhibit 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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     The Board of Directors
     The Rouse Company:


     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                       /s/ KPMG PEAT MARWICK LLP
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                                       KPMG PEAT MARWICK LLP


     Baltimore, Maryland

     February 9, 1995